UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 3, 2008

ATS Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-51552	11-3747850
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

7915 Jones Branch Drive, McLean, Virginia	22102
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 506-0088

 Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02               Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)           On February 3, 2008, the Company entered into an employment agreement with Ms. Pamela A. Little, the Company’s Chief Financial Officer (the “Agreement”).  The Agreement provides that Ms. Little will serve in the position of Chief Financial Officer and Senior Vice President of the Company for an initial term of five years, with subsequent automatic renewals for successive one-year terms, subject to the termination of either party.  Ms. Little’s base compensation will be $300,000 per year, with a performance-based incentive compensation opportunity of up to 60% of base compensation.  The criteria governing entitlement to incentive compensation are to be agreed upon between Ms. Little and the Compensation Committee of the Board of Directors.  The Agreement includes customary provisions concerning proprietary information, non-competition and rights upon termination, including termination by Ms. Little for “good reason,” by the Company for “cause,” and following a “change in control,” as each of those terms is defined in the Agreement.

In connection with Ms. Little’s initial hire on May 4, 2007, she was awarded 60,000 shares of restricted stock under the terms of the Company’s 2006 Omnibus Incentive Compensation Plan, with 10,000 shares immediately vesting, and the remaining 50,000 shares to vest equally on each of the next four anniversaries of the grant date.  Ms. Little’s restricted stock award was previously filed as Exhibit 10.2 to the Company’s Form 10-Q for the quarter ended June 30, 2007.

Ms. Little’s Agreement is attached hereto as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01               Regulation FD Disclosure

                On Wednesday, February 6, 2008, the senior management of the Company will be making a presentation to investors.  A copy of the Company’s slide show presentation that will be shown to participants at such presentation is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits

10.1         Employment Agreement, dated as of February 3, 2008, between the Company and Pamela A. Little

99.1         Slide Show Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2008
ATS CORPORATION

	By:	/s/ Edward H. Bersoff
Dr. Edward H. Bersoff
Chairman, President and
Chief Executive Officer

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Employment Agreement, dated as of February 3, 2008, between the Company and Pamela A. Little

99.1	Slide Show Presentation